NEW VALLEY

November 2016

New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake[1] in numerous real estate investments.

NEW VALLEY REAL ESTATE INVESTMENTS[1]

New Valley has invested approximately $200 million, as of September 30, 2016, in a broad portfolio of real estate projects.

New Valley's Real Estate Investment Portfolio[1]



Land Development/Real Estate Held for Sale, net
Apartments/ Condominiums/Hotels
Commercial Retail/ Office Assets
West Hollywood Edition (West Hollywood)
Sagaponack (East Hampton)
The Plaza at Harmon Meadow (New Jersey)
Maryland Portfolio (Baltimore County)
NY City Investments
Takanasee (New Jersey)
Escena (Palm Springs)
Mosaic II (ST Portfolio) (Houston)
87 Park (Miami Beach)
Monad Terrace (Miami Beach)
CHELSEA
UNION SQUARE
GREENWICH VILLAGE
LOWER EAST SIDE
QUEENS
East River
Hudson River

New Valley's New York Real Estate Investments[1]

1. **The Marquand** Upper East Side
2. **10 Madison Square Park West** Flatiron District/NoMad
3. **11 Beach Street** TriBeCa
4. **20 Times Square** Times Square
5. **111 Murray Street** TriBeCa
6. **160 Leroy Street** Greenwich Village
7. **PUBLIC Chrystie House** Lower East Side
8. **The Dutch** Long Island City
9. **1 QPS Tower** Long Island City
10. **Park Lane Hotel** Central Park South
11. **125 Greenwich Street** Financial District
12. **76 Eleventh Avenue** West Chelsea

International Investments[1]

- **Hotel Taiwana** *St. Barthélemy*
- **Coral Beach and Tennis Club** *Bermuda*

DOUGLAS ELLIMAN

- Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in United States.
- Closings of $25.1 billion for the last twelve months ended September 30, 2016; Douglas Elliman has approximately 6,000 affiliated agents and 90 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles.
- Strategic Marketing Partnership with *Yahoo!-Zillow®* Real Estate Network that provides advertising exclusivity for Douglas Elliman's listings.
- Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 400 offices across 55 countries with 20,000 affiliated agents.
- Adjusted Revenues and Adjusted EBITDA of Douglas Elliman of $684 million[2] and $43 million[2], respectively, for the last twelve months ended September 30, 2016.

EXECUTIVE MANAGEMENT

Howard M. Lorber
President and Chief Executive Officer

Richard J. Lampen
Executive Vice President

J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer

Marc N. Bell
Senior Vice President, Secretary and General Counsel

Bennett P. Borko
Executive Vice President of New Valley Realty division

Dorothy Herman
President and Chief Executive Officer of Douglas Elliman

COMPANY HIGHLIGHTS

- Executive offices in Manhattan and Miami
- Employs approximately 900 people

Douglas Elliman Closings



$11.1B
$12.4B
$14.9B
$18.2B
$22.4B
$25.1B
2011
2012
2013
2014
2015
LTM 9/30/2016

New Valley Adjusted Revenues – LTM September 30, 2016[2]



Real Estate Brokerage Commissions
Property Management
Other
$11M
$28M
$690M
$651M

New Valley Adjusted EBITDA[2]



$51.3M
$40.2M
$26.9M
$30.4M
2013
2014
2015
LTM 9/30/2016

[1] For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-Q for the quarterly period ended September 30, 2016 (Commission File Number 1-5759).

[2] Douglas Elliman's Revenues were $684M and Douglas Elliman's net income was $29.6M for the twelve months ended September 30, 2016. New Valley's net income for the periods presented was approximately $59.4M, $21.4M, $11.7M and $15.7M, for the periods presented, respectively. New Valley's revenues for the twelve months ended September 30, 2016 were $690M. Adjusted EBITDA and Adjusted Revenues are non-GAAP financial measures. New Valley's Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $13.5M, $11.4M, $13.2M and $15.5M, for the periods presented, respectively. For a reconciliation of Adjusted EBITDA to net income and Adjusted Revenues to revenues, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on November 15, 2016, November 3, 2016, March 8, 2016 and October 2, 2015 (Commission File Number 1-5759). Please also see Vector Group Ltd.'s Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarterly period ended September 30, 2016 (Commission File Number 1-5759).

Contact: Emily Deissler / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080

www.newvalley.com